UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2013

WESTERN REFINING, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32721 (Commission File Number)	20-3472415 (IRS Employer Identification Number)

123 West Mills Avenue, Suite 200 El Paso, Texas 79901 (Address of principal executive offices and zip code)
(915) 534-1400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosures.
On July 25, 2013, Western Refining Inc. (the “Company”) and its wholly owned subsidiary, Western Refining Logistics, LP (the “Partnership”), issued a press release announcing that the Partnership has filed a registration statement on Form S-1 (the “Registration Statement”), with the U.S. Securities and Exchange Commission (the “SEC”) in connection with a proposed initial public offering of its common units representing limited partner interests (the “Initial Public Offering”). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The Registration Statement is publicly available on the SEC's website at www.sec.gov.

The information contained in this Current Report on Form 8-K (including the exhibit) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

The information filed in this Report pursuant to Item 7.01, including the information contained in Exhibit 99.1, is neither an offer to sell nor a solicitation of an offer to buy any of the common units in the Initial Public Offering.

Item 9.01    Financial Statements and Other Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release dated July 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.

By: /s/ Gary R. Dalke
Name: Gary R. Dalke
Title: Chief Financial Officer

Dated: July 25, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 25, 2013